Exhibit 10.1

CALITHERA BIOSCIENCES, INC.

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 7th day of October, 2013, by and among CALITHERA BIOSCIENCES, INC., a Delaware corporation (the “Company”) and the investors listed on EXHIBIT A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series D Preferred Stock (the “Series D Stock”), pursuant to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), the Series B Preferred Stock (the “Series B Stock”) and the Series C Preferred Stock (the “Series C Stock”);

WHEREAS, the Prior Investors and the Company are parties to an Investor Rights Agreement dated December 19, 2012 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the holders of two thirds of the Registrable Securities (as defined in the Prior Agreement) outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no

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further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof, excluding, for all purposes of this Agreement except Sections 2.1 and 2.11, any Non-Participating Holder.

(d) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(e) “Non-Participating Holder” means any Holder whose shares of Preferred Stock have been converted to Common Stock pursuant to a special mandatory conversion (or similar pay-to-play provision) set forth in the Company’ Certificate of Incorporation, as may be (or may have been) in effect from time to time.

(f) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

(h) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(i) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars

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($25,000) per registration of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(j) “SEC” or “Commission” means the Securities and Exchange Commission.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended.

(l) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of those securities registered by the Holders (other than the fees and disbursements of one special counsel to the selling stockholders included in Registration Expenses).

(m) “Shares” shall mean the Company’s Preferred Stock as defined in the (Company’s Amended and Restated Certificate of Incorporation as in effect from time to time) held from time to time by the Investors listed on EXHIBIT A hereto and their permitted assigns, excluding, for all purposes of this Agreement except Sections 2.1 and 2.11, any shares of Preferred Stock held at any time by a Non-Participating Holder.

(n) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

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(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

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2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of sixty percent (60%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with an anticipated aggregate offering price, before underwriting discounts and commissions, of at least fifty million dollars ($50,000,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of sixty percent (60%) of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) pursuant to the registration requested hereby then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the third (3rd) anniversary of the date of this Agreement or (B) the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering;

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(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering, other than pursuant to a Special Registration Statement; provided that (A) the Company makes reasonable good faith efforts to cause such registration statement to become effective and (B) the provisions of Section 2.3 of this Agreement are complied with or waived in connection therewith;

(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering, other than pursuant to a Special Registration Statement within ninety (90) days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of sixty percent (60%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

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(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five million dollars ($5,000,000);

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

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2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of sixty percent (60%) of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(5), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(5), as applicable, to undertake any subsequent registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of sixty percent (60%) of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of sixty percent (60%) of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. No more than two (2) such Suspension Periods shall occur in any twelve (12) month period. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after

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receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

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2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall

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the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8(b), when taken together with any contribution by such Holder under Section 2.8(d), exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or

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potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder under this Section 2.8(d), when taken together with any indemnity by such Holder under Section 2.8(b), exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least two hundred fifty thousand (250,000) shares of Registrable Securities (as adjusted for stock splits and combinations); or (d) is an entity affiliated by common control (or other related entity) with such Holder provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

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2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement that would reduce the number of shares includable by the Holders.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) (i) during the 180-day period following the effective date of the Initial Offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation, to the extent applicable), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 90-day period, as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation, to the extent applicable); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date five (5) years following an initial public offering that results in the conversion of all outstanding shares of Preferred stock; or (ii) such time as the Company has completed its Initial Offering and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor who is not a Non-Participating Holder (a “Major Investor”) an audited balance sheet of the Company, as at the end of such fiscal year, and an audited statement of income and an audited statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company’s Board of Directors.

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(c) The Company will furnish such Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) The Company will furnish each Major Investor to the extent requested by such Investor: (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied (except as noted thereon), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(e) The Company will furnish each Major Investor a current capitalization table of the Company in connection with the delivery of each of the financial statements specified in clauses (b) and (c) above.

(f) Following the Closing (as defined in the Purchase Agreement), and in any event no later than March 31, 2014, the Company will furnish to each Major Investor an audited balance sheet of the Company, as at the end of December 31, 2012, and an audited statement of income and an audited statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof). Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company’s Board of Directors.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed.

3.3 Confidentiality of Records. Each Major Investor agrees to use the same degree of care as such Major Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Major Investor may disclose such proprietary or confidential information (i) to

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any affiliate, partner, member, stockholder, subsidiary or parent of such Major Investor in the ordinary course of business as long as such disclosee is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions (for the avoidance of doubt, T. Rowe Price Associates, Inc. (“T. Rowe Price”) may share confidential information with any of the Major Investors affiliated with T. Rowe Price (collectively, the “T. Rowe Price Investors”) and vice versa (so long as T. Rowe Price is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions); (ii) to any officers, directors, agents, employees, contractors, consultants, advisory clients, and financial and legal advisors of such Major Investor (so long as such persons are advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions), (iii) at such time as it enters the public domain through no fault of such Major Investor; (iv) that is communicated to it free of any obligation of confidentiality either before or after receipt of such information from the Company; (v) that is developed by such Major Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (vi) as required by applicable law, rule or regulation or by a valid order of a court or other governmental body or regulatory body. For the sake of clarity, nothing contained in this Section 3.3 shall in any way restrict or impair the obligations of the T. Rowe Price Investors (or T. Rowe Price on their behalf) to report their holdings of the Company in accordance with applicable reporting laws and regulations, without prior notice to the Company. The Company confirms that it will not provide any Major Investor with technology or technical data subject to U.S. export control laws, including the U.S. Export Administration Regulations (15 CFR Parts 730 et seq) or the International Traffic in Arms Regulations (22 CFR Parts 120 et seq), without the prior consent of such Major Investor.

3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.5 Stock Vesting. Unless otherwise approved by the Board of Directors, (i) all stock options and other stock equivalents issued after the date of this Agreement to new employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest over the remaining three (3) years and (ii) all “refresh” grants of stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: one forty-eighth (1/48) of such stock shall vest on a monthly basis over four (4) years.

3.6 Director and Officer Insurance. The Company will use its commercially reasonable efforts to obtain and maintain in full force and effect director and officer liability insurance in the amount of $3,000,000, or such other amount as may be approved by the Board of Directors including a majority of those directors elected solely by the holders of Preferred Stock. In the event of an Acquisition or Asset Transfer (each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect from time to time), the Company shall make commercially reasonable efforts for the successors of the Company to assume the Company’s obligations with respect to indemnification of directors.

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3.7 Proprietary Information and Inventions Agreement. The Company shall cause all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Company’s counsel or Board of Directors.

3.8 Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Investor. In the event of such assignment, each Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Investor at the time of the proposed transfer and the denominator of which is the total number of Registrable Securities owned by all Investors at the time of such proposed transfer.

3.9 Approval. The Company shall not without the express approval of the Board of Directors, pursuant to a duly adopted resolution thereof, authorize or enter into any individual business transaction or arrangement that involves in excess of two hundred fifty thousand dollars ($250,000).

3.10 Directors’ Liability and Indemnification. The Company’s Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

3.11 Reimbursement. The Company shall reimburse each non-employee director of the Company for reasonable, documented out-of-pocket expenses actually incurred by or on behalf of such non-employee director in connection with such non-employee director’s attending meetings of the Company’s Board of Directors or any committee thereof, all in accordance with the Company’s standard policies with respect to expense reimbursement.

3.12 Publicity. The Company shall not use the name of T. Rowe Price or any T. Rowe Price Investor in any manner, context or format (including reference on or links to websites, press releases, etc.) without the prior review and written approval of T. Rowe Price.

3.13 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to an Initial Offering that results in the Preferred Stock being converted into Common Stock or (ii) upon an Acquisition (as defined in the Company’s Certificate of Incorporation as in effect from time to time).

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities,

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as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.7 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares on a pro rata basis. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. The Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor’s rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

4.4 Sale Without Notice. In lieu of giving notice to the Major Investors prior to the issuance of Equity Securities as provided in Section 4.2, the Company may elect to give notice to the Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities. Each Major Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase up to the number of shares that would, if purchased by such Investor, maintain such Investor’s pro rata share (as set forth in Section 4.1) of the Company’s equity securities after giving effect to all such purchases. The closing of such sale shall occur within sixty (60) days of the date of notice to the Investors.

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4.5 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Company’s Initial Offering or (ii) an Acquisition or Asset Transfer.

4.6 Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.7 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) Equity Securities that are not “Additional Shares of Common Stock” as defined in the Company’s Certificate of Incorporation as in effect from time to time;

(b) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

(c) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company;

(d) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

(e) any Equity Securities issued by the Company pursuant to the terms of Section 2.2 of the Purchase Agreement.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Santa Clara, California.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

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5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of sixty percent (60%) of the then-outstanding Registrable Securities; provided, however, that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder unless such amendment or waiver applies to all Holders in the same fashion (it being agreed that a waiver in accordance with this Section 5.5 of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Holders in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Holders may nonetheless, by agreement with the Company, purchase securities in such transaction). Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

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5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or EXHIBIT A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.11 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.12 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.13 Termination. This Agreement shall terminate and be of no further force or effect upon the earlier of (a) an Acquisition; or (b) the date three (3) years following the closing of the Initial Offering.

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

CALITHERA BIOSCIENCES, INC.

Signature:	/s/ Susan Molineaux Susan Molineaux Chief Executive Officer

Address:	343 Oyster Point Blvd., Suite 200
South San Francisco, CA 94080

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

MORGENTHALER VENTURE PARTNERS IX, LP

By:	Morgenthaler Management Partners IX, LLC, Its Managing Partner

By:	/s/ Ralph Christoffersen
Ralph Christoffersen, Member

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

U.S. VENTURE PARTNERS X, L.P. USVP X AFFILIATES, L.P.
By Presidio Management Group X, L.L.C. The General Partner of Each

By:
Michael P. Maher, Attorney-In-Fact

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ADVANCED TECHNOLOGY VENTURES VIII, L.P.
By:	ATV Associates VIII, LLC,
its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

MISSION BAY CAPITAL, LLC

Signature:
Print Name:
Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Delphi Ventures VIII, L.P.		Delphi BioInvestments VIII, L.P.
By:	Delphi Management Partners VIII, LLC General Partner	By:	Delphi Management Partners VIII, LLC General Partner

	/s/ Deepika R. Pakianathan Deepika R. Pakianathan Managing Member		/s/ Deepika R. Pakianathan Deepika R. Pakianathan Managing Member

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ADAGE CAPITAL PARTNERS, LP
By:	Adage Capital Partners, GP, LLC, it’s General Partner
By:	Adage Capital Advisors, LLC it’s Managing Member

By:	/s/ Phillip T. Gross

Name:	Phillip T. Gross

Title:	Managing Director

Address:	200 Clarendon St, 52nd Floor
Boston, MA 02116

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds – TD Health Sciences Fund
Valic Company I – Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
John Hancock Variable Insurance Trust – Health Sciences
Trust
John Hancock Funds II – Health Sciences Fund

By:	T. ROWE PRICE ASSOCIATES, INC., Investment Adviser
By:	/s/ Taymour Tamaddon
Name:	Taymour Tamaddon
Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust

By: T. ROWE PRICE ASSOCIATES, INC., Investment Adviser

By:	/s/ Henry Ellenbogen

Name:	Henry Ellenbogen

Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

C&F INVESTMENT PARTNERS

Name:	/s/ Jill Fishbein
By:	Jill Fishbein
Its:	Partner

Address:	120 Constitution Drive
Menlo Park, CA 94025
Attention: Jill Fishbein
Email: jfishbein@carrferrell.com
Fax: 650-812-3444

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

GC&H INVESTMENTS, LLC

By:	/s/ Jim Kindler
Jim Kindler, Manager

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of October 25, 2013.

INVESTOR(S):

NORTH RIVER INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

NORTH RIVER PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

SALTHILL INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

SALTHILL PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of July 1, 2014.

INVESTOR(S):

NEW LEAF VENTURES II, L.P.

By:	New Leaf Venture Associates II, L.P.
Its:	General Partner

By:	New Leaf Venture Management II, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Chief Financial Officer

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of July 1, 2014.

INVESTOR(S):

HAWKES BAY MASTER INVESTORS (CAYMAN) L.P.

By: Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of July 24, 2014.

INVESTOR(S): LEERINK SWANN CO-INVESTMENT FUND, LLC

Signature:	/s/ Joseph R. Gentile

Print Name:	Joseph R. Gentile

Title:	CAO

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of July 24, 2014.

INVESTOR(S): LEERINK HOLDINGS LLC

Signature:	/s/ Timothy A. G. Gerhold

Print Name:	Timothy A. G. Gerhold

Title:	General Counsel

EXHIBIT A

SCHEDULE OF INVESTORS

Morgenthaler Venture Partners IX, LP

2710 Sand Hill Road Suite 100

Menlo Park, CA 94025

Attn: Ralph Christoffersen

U.S. Venture Partners X, L.P.

2735 Sand Hill Road

Menlo Park CA 94025

Attn: Chief Financial Officer

Fax: (650) 854-3018

Email: deals@usvp.com

USVP X Affiliates, L.P

2735 Sand Hill Road

Menlo Park CA 94025

Attn: Chief Financial Officer

Fax: (650) 854-3018

Email: deals@usvp.com

Advanced Technology Ventures VIII, L.P.

1000 Winter Street, South Entrance, Suite 3700,

Waltham, MA 02451

Delphi Ventures VIII, L.P.

3000 Sand Hill Road, Building 1, Suite 135

Menlo Park, CA 94025

Delphi BioInvestments VIII, L.P.

3000 Sand Hill Road, Building 1, Suite 135

Menlo Park, CA 94025

Mission Bay Capital, LLC

Managing Director

1459 18th Street #263

San Francisco

CA 94107 USA

Adage Capital Management, LP.

200 Clarendon St,

52nd Floor

Boston, MA 02116

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

TD MUTUTAL FUNDS - TD HEALTH SCIENCES FUND

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

VALIC COMPANY I - HEALTH SCIENCES FUND

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

JOHN HANCOCK VARIABLE INSURANCE TRUST - HEALTH SCIENCES TRUST

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

JOHN HANCOCK FUNDS II - HEALTH SCIENCES FUND

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

T. ROWE PRICE NEW HORIZONS FUND, INC.

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

T. ROWE PRICE NEW HORIZONS TRUST

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

T. ROWE PRICE U.S. EQUITIES TRUST

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior Legal Counsel

Phone: 410-345-2090

E-mail: andrew_baek@troweprice.com

C&F INVESTMENT PARTNERS

120 Constitution Drive

Menlo Park, CA 94025

Attention: Jill Fishbein

Email: jfishbein@carrferrell.com

Fax: 650-812-3444

GC&H INVESTMENTS, LLC

One California Street, 5th Floor

San Francisco, CA 94111

Attn: Jim Kindler

GC&H INVESTMENTS

One California Street, 5th Floor

San Francisco, CA 94111

Attn: Jim Kindler

NORTH RIVER INVESTORS (BERMUDA) L.P.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Attn: Emily D. Babalas

e-mail: edbabalas@wellington.com

Tel: 617-790-8221

Fax: 617-289-5699

NORTH RIVER PARTNERS, L.P.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Attn: Emily D. Babalas

e-mail: edbabalas@wellington.com

Tel: 617-790-8221

Fax: 617-289-5699

SALTHILL INVESTORS (BERMUDA) L.P.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Attn: Emily D. Babalas

e-mail: edbabalas@wellington.com

Tel: 617-790-8221

Fax: 617-289-5699

SALTHILL PARTNERS, L.P.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Attn: Emily D. Babalas

e-mail: edbabalas@wellington.com

Tel: 617-790-8221

Fax: 617-289-5699

LONGWOOD FUND II GP, LP

Longwood Fund II LP

Prudential Center

800 Boylston St, Suite 1555

Boston, MA

02199

NEW LEAF VENTURES II, L.P.

1200 Park Place, Suite 300

San Mateo, CA 94403

Email: Mike@NLVPartners.com

Attn: Mike Dybbs, Ph.D.

HAWKES BAY MASTER INVESTORS (CAYMAN) L.P.

c/o Wellington Management Company LLP

288 Congress Street

Boston, MA 02210

Email: edbabalas@wellington.com

Attn: Emily D. Babalas

Tel: 617.790.8221

Fax: 617.289.5690

LEERINK SWANN CO-INVESTMENT FUND, LLC

LEERINK HOLDINGS, LLC

CALITHERA BIOSCIENCES, INC.

AMENDMENT TO

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This Amendment to that certain AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Amendment”) dated as of October 7, 2013 (the “Rights Agreement”) is made as of October 25, 2013 by and among CALITHERA BIOSCIENCES, INC., a Delaware corporation (the “Company”) and the Investors set forth on Exhibit A of the Rights Agreement (the “Investors”). Capitalized terms used and not defined herein shall have the definitions ascribed to them in the Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors are parties to the Rights Agreement;

WHEREAS, the Company and the Investors desire to amend the Rights Agreement as provided below;

WHEREAS, the Rights Agreement may be amended with the written consent of the parties required by Section 5.5 thereof (collectively, the “Required Parties”); and

WHEREAS, the undersigned constitute the Required Parties.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

AMENDMENT

1. Section 2.8(a) of the Rights Agreement shall be amended and restated in its entirety to read as follows (with the added text underlined):

“(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, investment advisors and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, investment advisor, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.”

2. Section 2.8(b) of the Rights Agreement shall be amended and restated in its entirety to read as follows (with the added text underlined):

“(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, investment advisors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8(b), when taken together with any contribution by such Holder under Section 2.8(d), exceed the net proceeds from the offering received by such Holder.”

3. Section 2.11 of the Rights Agreement shall be amended and restated in its entirety to read as follows (with the added text underlined and the deleted text stricken through):

“2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration or those purchased as part of the Initial Offering or on the open market after the Initial Offering) (i) during the 180-day period following the effective date of the Initial Offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation, to the extent applicable) all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.”

4. Section 3.3 of the Rights Agreement shall be amended and restated in its entirety to read as follows (with the added text underlined):

“3.3 Confidentiality of Records. Each Major Investor agrees to use the same degree of care as such Major Investor uses to protect its own confidential information of similar nature to keep confidential any information furnished to such Investor hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Major Investor may disclose such proprietary or confidential information (i) to any affiliate, partner, member, stockholder, subsidiary or parent of such Major Investor in the ordinary course of business as long as such disclosee is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions (for the avoidance of doubt, T. Rowe Price Associates, Inc. (“T. Rowe Price”) may share confidential information with any of the Major Investors affiliated with T. Rowe Price (collectively, the “T. Rowe Price Investors”) and vice versa (so long as T. Rowe Price is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions); (ii) to any officers, directors, agents, employees, contractors, consultants, advisory clients, and financial, investment and legal advisors of such Major Investor (so long as such persons are advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions), (iii) at such time as it enters the public domain through no fault of such Major Investor; (iv) that is communicated to it free of any obligation of confidentiality either before or after receipt of such information from the Company; (v) that is developed by such Major Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (vi) as required by applicable law, rule or regulation or by a valid order of a court or other governmental body or regulatory body. For the sake of clarity, nothing contained in this Section 3.3 shall in any way restrict or impair the obligations of the T. Rowe Price Investors (or T. Rowe Price on their behalf) to report their holdings of the Company in accordance with applicable reporting laws and regulations, without prior notice to the Company. The Company confirms that it will not provide any Major Investor with technology or technical data subject to U.S. export control laws, including the U.S. Export Administration Regulations (15 CFR Parts 730 et seq) or the International Traffic in Arms Regulations (22 CFR Parts 120 et seq), without the prior consent of such Major Investor.”

5. This Amendment shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware, without reference to the conflict of laws provisions thereof.

6. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute on instrument. Facsimile signatures shall be as effective as original signatures.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

CALITHERA BIOSCIENCES, INC.

Signature:	/s/ Susan Molineaux
Susan Molineaux Chief Executive Officer

Address:	343 Oyster Point Blvd Suite 200
South San Francisco CA 94080

[AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

MORGENTHALER VENTURE PARTNERS IX, LP

By:	Morgenthaler Management Partners IX, LLC, Its Managing Partner

By:	/s/ Ralph Christoffersen
Ralph Christoffersen, Member

[AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ADVANCED TECHNOLOGY VENTURES VIII, L.P.
By:	ATV Associates VIII, LLC,
its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

[AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Delphi Ventures VIII, L.P.		Delphi BioInvestments VIII, L.P.
By:	Delphi Management Partners VIII, LLC	By:	Delphi Management Partners VIII, LLC
	General Partner		General Partner

	/s/ Deepa R. Pakianathan Deepa R. Pakianathan Managing Member		/s/ Deepa R. Pakianathan Deepa R. Pakianathan Managing Member

[AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ADAGE CAPITAL PARTNERS, LP
By:	Adage Capital Partners, GP, LLC, it’s General Partner
By:	Adage Capital Advisors, LLC it’s Managing Member

By:	/s/ D. Lehan

Name:	D. Lehan

Title:	COO
Address:	200 Clarendon St, 52nd Floor
Boston, MA 02116

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds – TD Health Sciences Fund
Valic Company I – Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
John Hancock Variable Insurance Trust – Health Sciences Trust
John Hancock Funds II – Health Sciences Fund

By:	T. ROWE PRICE ASSOCIATES, INC., Investment Adviser

By:	/s/ Taymour Tamaddon

Name:	Taymour Tamaddon

Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust

By:	T. ROWE PRICE ASSOCIATES, INC., Investment Adviser
By:	/s/ Henry Ellenbogen

Name:	Henry Ellenbogen

Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of October 25, 2013.

INVESTOR(S):

NORTH RIVER INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

NORTH RIVER PARTNERS, L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

SALTHILL INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

SALTHILL PARTNERS, L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of October 28, 2013.

INVESTOR(S):

LONGWOOD FUND II LP
BY: LONGWOOD FUND II GP, LLC
ITS GENERAL PARTNER

Signature:	/s/ Brian Malone

Print Name:	Brian Malone

Title:	CFO of Longwood Fund Management LLC

CALITHERA BIOSCIENCES, INC.

OMNIBUS AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT AND

AMENDED AND RESTATED VOTING AGREEMENT

This Omnibus Amendment to Amended and Restated Investor Rights Agreement and Amended And Restated Voting Agreement (this “Amendment”) is entered into as of July 1, 2014 by and between Calithera Biosciences, Inc., a Delaware corporation (the “Company”), and the undersigned parties (the “Requisite Holders”).

WHEREAS, the Company, the Requisite Holders and other stockholders of the Company are bound by the terms of an Amended and Restated Investor Rights Agreement (the “Rights Agreement”) and an Amended and Restated Voting Agreement (the “Voting Agreement”) (together, the “Agreements”) each dated as of October 7, 2013, which, among other things, provide certain rights to and obligations on the holders of the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock;

WHEREAS, pursuant to the terms thereof, the Rights Agreement may be amended only with the written consent of (except as otherwise expressly provided therein) at least sixty percent (60%) of the then-outstanding Registrable Securities (as defined in the Rights Agreement), and all such required shares are held by the undersigned Requisite Holders;

WHEREAS, pursuant to the terms thereof, the Voting Agreement may be amended only with the written consent (except as otherwise expressly provided therein) of (i) the Company, (ii) holders of at least sixty percent (60%) of the Preferred Stock (as defined in the Voting Agreement) voting together as a single class on an as-if-converted to Common Stock basis and (iii) holders of a majority of the Key Holder Shares (as defined in the Voting Agreement) held by Key Holders (as defined in the Voting Agreement) then providing services to the Company as officers or employees, and all such required shares are held by the undersigned Requisite Holders;

WHEREAS, the Company and certain investors are entering into a Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) on or about the date hereof pursuant to which the Company desires to sell to such investors and such investors desire to purchase from the Company shares of the Company’s Series D Preferred Stock. The Company and the undersigned Requisite Holders each desire to induce the investors to purchase the shares of Series D Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein; and

WHEREAS, the Company and the undersigned Requisite Holders desire to amend the Agreements as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

The Rights Agreement is hereby amended and restated to add a new Section 5.14, which shall read in its entirety as follows:

“5.14 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock, any purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.”

The Rights Agreement is hereby amended and restated to add a new Section 3.1(g), which shall read in its entirety as follows:

(g) The Company shall furnish to any Major Investor, upon the request of any such Major Investor, a copy of presentations made to the Board, regarding the Company’s clinical data and developments.

Section 3.9 of the Voting Agreement is hereby amended and restated to read in its entirety as follows:

“3.9 One Percent Stockholders and New Investors. Notwithstanding anything to the contrary contained herein, if the Company shall either (i) cause any person or entity that, at any time during the effectiveness of this Agreement, owns or is entitled to own at least one percent (1%) of the then-outstanding capital stock of the Company (calculated by an as-converted, fully-diluted basis) to become a party hereto as either an Investor (if owning Preferred Stock) or Key Holder (if owning Common Stock) or (ii) issue additional shares of its Preferred Stock to any person or entity, such person or entity shall be permitted to become a party hereto upon execution and delivery of a counterpart signature page hereto without the consent of any other party, notwithstanding Section 3.5 hereof.”

Except as expressly set forth herein, the Agreements shall remain in full force and effect and shall not be modified or altered in any other way.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have executed this Amendment as of the date first written above.

COMPANY:

CALITHERA BIOSCIENCES, INC.
Signature:	/s/ Susan Molineaux
Susan Molineaux
Chief Executive Officer

Address:	343 Oyster Point Blvd, Suite 200 South San Francisco, CA 94080

The parties hereto have executed this Amendment as of the date first written above.

KEYHOLDER:

SUSAN MOLINEAUX

Signature:	/s/ Susan Molineaux
Susan Molineaux

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

MORGENTHALER VENTURE PARTNERS IX, LP

By:	Morgenthaler Management Partners IX, LLC, Its Managing Partner

By:	/s/ Ralph Christoffersen
Ralph Christoffersen, Member

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

ADVANCED TECHNOLOGY VENTURES VIII, L.P.
By:	ATV Associates VIII, LLC,
its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

DELPHI VENTURES VIII, L.P.		DELPHI BIOINVESTMENTS VIII, L.P.

By:	Delphi Management Partners VIII, LLC General Partner	By:	Delphi Management Partners VIII, LLC General Partner

	/s/ Deepika R. Pakianathan Deepika R. Pakianathan Managing Member		/s/ Deepika R. Pakianathan Deepika R. Pakianathan Managing Member

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

ADAGE CAPITAL PARTNERS, LP
By:	Adage Capital Partners, GP, LLC, its General Partner
By:	Adage Capital Advisors, LLC its Managing Member

By:	/s/ D. Lehan

Name:	D. Lehan

Title:	COO

Address:	200 Clarendon St, 52nd Floor
Boston, MA 02116

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds – TD Health Sciences Fund
Valic Company I – Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
John Hancock Variable Insurance Trust – Health Sciences Trust
John Hancock Funds II – Health Sciences Fund

By:	T. ROWE PRICE ASSOCIATES, INC., Investment Adviser

By:	/s/ Taymour Tamaddon

Name:	Taymour Tamaddon

Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust

By:	T. ROWE PRICE ASSOCIATES, INC., Investment Adviser

By:	/s/ Taymour Tamaddon

Name:	Taymour Tamaddon

Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn:	Andrew Baek, Vice President and Senior
Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

NEW LEAF VENTURES II, L.P.

By:	New Leaf Venture Associates II, L.P.
Its:	General Partner

By:	New Leaf Venture Management II, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Chief Financial Officer

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

LONGWOOD FUND II LP
BY: LONGWOOD FUND II GP, LLC
ITS GENERAL PARTNER

Signature:	/s/ Brian Malone

Print Name:	Brian Malone

Title:	Chief Financial Officer

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

NORTH RIVER INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

NORTH RIVER PARTNERS, L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

SALTHILL INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

SALTHILL PARTNERS, L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S):

HAWKES BAY MASTER INVESTORS (CAYMAN) L.P.

By:	Wellington Management Company, LLP, as investment advisor

Signature:	/s/ Steven M. Hoffman
Steven M. Hoffman, Vice President and Counsel

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S): LEERINK SWANN CO-INVESTMENT FUND, LLC

Signature:	/s/ Joseph R. Gentile

Print Name:	Joseph R. Gentile

Title:	CAO

[CALITHERA BIOSCIENCES, INC. OMNIBUS AMENDMENT SIGNATURE PAGE]

The parties hereto have executed this Amendment as of the date first written above.

INVESTOR(S): LEERINK HOLDINGS LLC

Signature:	/s/ Timothy A. G. Gerhold

Print Name:	Timothy A. G. Gerhold

Title:	General Counsel

[CALITHERA BIOSCIENCES, INC. OMNIBUS AMENDMENT SIGNATURE PAGE]